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                                                                   EXHIBIT 10.22
                        CARON & STEVENS/BAKER & McKENZIE






                          CORDENA CALL MANAGEMENT B.V.

                            established at Amsterdam

                                  Share issue




TRUE COPY of the deed of share issue in the capital of Cordena Call Management B.V., executed on September 21, 1999, before P.G. van Druten, Esq., a deputy civil-law notary, representing the office of H. van Wilsum, Esq., a civil-law notary in Amsterdam.
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                        CARON & STEVENS/BAKER & MCKENZIE

[NOTARY STAMP]                                                                1


                                  SHARE ISSUE

This day, the twenty-first day of September, nineteen hundred and ninety-nine, there appeared before me, Pieter Gerard van Druten, Esq., a deputy civil-law notary, residing at Bussum, hereinafter to be referred to as: "a civil-law notary", representing the office of Hendrik van Wilsum, Esq., a civil law notary in Amsterdam, who is absent on leave: Catharina Martina Johanna Tielemans, Esq., a deputy civil-law notary, unmarried, not registered as partner in a personal partnership, born at Eindhoven on the twenty-first day of March nineteen hundred and seventy-two, residing at 1053 HB Amsterdam, Jacob van Lennepstraat 21/I, holder of a passport with number: N69662327, valid until the second day of June two thousand and three, acting for the purpose hereof as attorney in fact of:

1. Cordena Call Management B.V., a private company with limited liability, having its corporate seat in Amsterdam, and with address: 1017 PS Amsterdam, Leidseplein 29, hereinafter referred to as the "Company";

2.   a.   Global Private Equity III Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "GPE III LP";

     b.   Global Private Equity III - A Limited Partnership, a

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                        CARON & STEVENS/BAKER & MCKENZIE

[NOTARY STAMP]                                                                 2

          limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, new Castle County, Delaware 19801, United States of America, hereinafter referred to as "GPE III-A LP";

     c. Global Private Equity III-B Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, new Castle County, Delaware 19801, United States of America, hereinafter referred to us "GPE III-B LP";

     d. Advent Partners (NA) GPE III Limited Partnership, a limited partnership formed and entered into under the of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 Orange Street, Wilmington, New Castle county, Delaware 19801, United States of America, hereinafter referred to as "Advent Partners (NA) GPE III LP";

     e. Advent Partners GPE III Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 Orange Street, Wilmington, New castle County, Delaware 19801, United states of America, hereinafter referred to as "Advent Partners GPE III LP";

     f. Global private Equity III-C Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center, 1209 Orange Street, Wilmington, New
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                        CARON & STEVENS/BAKER & MCKENZIE

[NOTARY STAMP]                                                                 3

          Castle County, Delaware 19801, United States of America, hereinafter referred to as "GPE III-C LP";

     g. Advent PGGM Global Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust Center 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, United States of America hereinafter referred to as "Advent PGGM Global LP";

     h. Oakstone Ventures Limited partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at corporation Trust Center, 1209 orange Street, Wilmington, New Castle County, Delaware 19801, United States of America, hereinafter referred to as "Oakstone Ventures LP";

     i. Advent Partners Limited Partnership, a limited partnership formed and entered into under the laws of the state of Delaware, United States of America, having its registered office at Corporation Trust center, 1209 orange Street, Wilmington, New Castle County, Delaware 19801, United States of America hereinafter referred to as "Advent Partners LP";

     j. Jules Timotheus Henricus Maria Kortenhorst, manager, married, born in Oss, on the third day of February nineteen hundred and sixty-one, residing at 2244 AZ Wassenaar, Helmlaan 10, hereinafter referred to as Kortenhorst";

     k. Caroline Christine van der Laan, manager, married, born in the Hague, on the twenty-sixth day of December nineteen hundred and forty-nine, residing at 3645 AD Vinkeveen, Baambrugse Zuwe 125 B, American nationality, hereinafter referred to as "van der Laan";
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                        CARON & STEVENS/BAKER & McKENZIE

[NOTARY STAMP]                                                         4


l. Peter Eduard Dekker, director, married, residing at 3755 KK Bosch en Duin, Reelaan 31, born in Voorst on the third day of May nineteen hundred fifty-four, hereinafter referred to as "Dekker";

m. David Theron Kumar Sarda, private equity investor, married, born in New York, United States of America on the fourth day of June nineteen hundred and sixty, residing at 487 Country Road, New Canaan, CT 06840 United States of America, American nationality, herinafter referred to as "Sarda";

n. Christopher Fitzroy Robinson, company director, married, residing at Bowbeer Farmhouse, Spreyton, Crediton, Devon EXI7 5AE, United Kingdom, born in Hove, United Kingdom, on the twenty-second day of June nineteen hundred fifty-three, hereinafter referred to as "Robinson";

o. Sally Vanessa Robinson, housewife, married, residing at Bowbeer Farmhouse, Spreyton, Crediton, Devon EXI7 5AE, United Kingdom, born in London, United Kingdom, on the twenty-ninth day of May nineteen hundred fifty-four, hereinafter referred to as "Mrs Robinson";

p. Nandy M. Sarda, engineer, unmarried, born in the Philippines, on the ninth day of September nineteen hundred and thirty-nine, residing at 10037 Villa Ridge Drive, Las Vegas, Nevada 89134, the United States of America, hereinafter referred to as "Nandy Sarda";

q. George Matthew Vetter III, banker, married, born in New York, United States of America, on the twenty-seventh day of February nineteen hundred and fifty-seven, residing at 57 Alta Vista Avenue, Mill Valley, California, 94941, United States of America, acting in his capacity as trustee and as such representing the trust organized under the laws of the State of Florida, United States of America Kortenhorst Vetter





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                        CARON & STEVENS/BAKER & MCKENZIE

                                                                               5
[NOTARY STAMP]

          Family Trust, with address at Rijswijkseweg 60, 2516 EH's-Gravenhage, the Netherlands, hereinafter referred to as the "Family Trust";

     r. Four Seasons Venture II A.S., a company incorporated under the laws of Norway, having its registered office at 0250 Oslo, Vika Atrium, Munkedamsveien 45, hereinafter referred to as "Four Seasons";

     s. Jan Laurens Baurdoux, Vice President Operations, married, born in Hilversum, the Netherlands, on the sixth day of November nineteen hundred and forty-nine, residing at 2242 SX Wassenaar, the Netherlands, Jagerslaan 29; hereinafter referred to as "Baurdoux";

     t. Kevin Cannon, chief operating officer, married, born in Bridgeport, Connecticut, United States of America, on the nineteenth day of December nineteen hundred and fifty-eight, residing at 8 Fox Run Drive, Easton, Connecticut 06612, United States of America, hereinafter referred to as "Cannon";

     u. Denise De Venuto, retired, unmarried, born in Newburg, New York, the United States of America, on the twenty-seventh day of August, nineteen hundred and fifty-five, residing at 10037 Villa Ridge Dr., NV 89134, the United States of America; hereinafter referred to as "De Venuto";

     the parties referred to under 2.a up to and including u. hereinafter jointly as well as individually referred to as the "Acquirer".

3. Stichting Administratiekantoor Cordena Call Management, with registered office in Amsterdam and with address: 1017 PS Amsterdam, Leidseplein 29, hereinafter referred to as the "Stichting".

The powers of attorney granted to the deponent, the existence of which has been sufficiently demonstrated to me, civil-law notary, are evidenced by fourteen
(14) private deeds attached to this deed.

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                        CARON & STEVENS/BAKER & MCKENZIE



[NOTARY STAMP]
                                                                               6
The identity of the deponent of this deed was established by me, a civil-law notary, on the basis of the above-mentioned document intended for identification purposes.
The deponent, acting in her said capacity, declared as follows:
A. PRESENT SHAREHOLDING / SHAREHOLDER'S RESOLUTION:
1. The Stichting is holder of the entire issued and outstanding share capital of the Company, consisting of five million six hundred and thirty-two thousand three hundred and sixty-three (5,632,363) shares, numbered 1 up to and including 5,632,363, each share having a nominal value of four Netherlands cents (NLG 0,04); depositary receipts for shares in the Company have not been issued with the Company's concurrence and there are no persons to whom the law attributes the right accruing to holders of depositary receipts issued with the Company's concurrence;
2. The Stichting in its capacity of sole shareholder of the Company and in conformity with article 43 of the Company's Articles of Incorporation, hereby resolves
     A.   to issue to:
          a. GPE III LP one hundred and seventy-two thousand eight hundred (172,800) shares in the Company's capital stock, numbered 5,632,364 up to and including 5,805,163 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "GPE III LP Shares";
          b. GPE III-A LP eighty thousand seven hundred and thirty-three (80,733) shares in the Company's capital stock, numbered 5,805,164 up to and including 5,885,896 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "GPE III-A LP Shares";
          c. GPE III-B LP four thousand sixty-seven (4,067) shares in the Company's capital stock, numbered 5,885,897 up to and including 5,889,963 with a
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                        CARON & STEVENS/BAKER & MCKENZIE


[NOTARY STAMP]
                                                                               7

          par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "GPE III-B LP Shares";

     d. Advent Partners (NA) GPE-III LP eight hundred (800) shares in the Company's capital stock, numbered 5,889,964 up to and including 5,890,763 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Advent Partners (NA) GPE-III LP Shares";

     e. Advent Partners GPE-III LP two thousand six hundred and sixty-seven (2,667) shares in the Company's capital stock, numbered 5,890,764 up to and including 5,893,430 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Advent Partners GPE-III LP Shares";

     f. GPE III-C LP fifty-three thousand eight hundred and sixty-seven (53,867) shares in the Company's capital stock, numbered 5,893,431 up to and including 5,947,297 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "GPE III-C LP Shares";

     g. Advent PGGM Global LP twenty-six thousand nine hundred and thirty-three (26,933) shares in the Company's capital stock, numbered 5,947,298 up to and including 5,974,230 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Advent PGGM Global LP Shares";

     h. Oakstone Ventures LP fourteen thousand nine hundred and thirty-three (14,933) shares in the Company's capital stock, numbered 5,974,231 up to and including 5,989,163 with a par value of four Netherlands cents (NLG 0,04) each,
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                        CARON & STEVENS/BAKER & MCKENZIE

[NOTARY STAMP]
                                                                               8

          hereinafter referred to as the "Oakstone Ventures LP Shares";

     i. Advent Partners LP one thousand four hundred and sixty-seven (1,467) shares in the Company's capital stock, numbered 5,989,164 up to and including 5,990,630 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Advent Partners LP Shares";

     j. Kortenhorst thirty thousand (30,000) shares in the Company's capital stock, numbered 5,990,631 up to and including 6,020,630 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Kortenhorst Shares";

     k. Van der Laan nine thousand four hundred and ten (9,410) shares in the Company's capital stock, numbered 6,020,631 up to and including 6,030,040 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Van der Laan Shares";

     l. Dekker seven thousand eight hundred and three (7,803) shares in the Company's capital stock, numbered 6,030,041 up to and including 6,037,843 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Dekker Shares";

     m. Sarda twenty thousand (20,000) shares in the Company's capital stock, numbered 6,037,844 up to and including 6,057,843 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Sarda Shares";

     n.   Robinson eight hundred and seven (807) shares in the Company's capital stock, numbered 6,057,844 up to and including 6,058,650 with a
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                        CARON & STEVENS/BAKER & McKENZIE

[NOTARY STAMP]                                                                9

               par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Robinson Shares";

          o. Mrs Robinson eight hundred and six (806) shares in the Company's capital stock, numbered 6,058,651 up to and including 6,059,456 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Mrs Robinson Shares";

          p. Nandy Sarda twenty-five thousand (25,000) shares in the Company's capital stock, numbered 6,059,457 up to and including 6,084,456 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Nanda Sarda Shares";

          q. Kortenhorst Vetter Family Trust seven thousand (7,000) shares in the Company's capital stock, numbered 6,084,457 up to and including 6,091,456 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Kortenhorst Vetter Family Trust Shares";

          r. Four Seasons nineteen thousand (19,000) shares in the Company's capital stock, numbered 6,091,457 up to and including 6,110,456 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Four Seasons Shares";

          s. Baurdoux two thousand one hundred and twenty-five (2,125) shares in the Company's capital stock, numbered 6,110,457 up to and including 6,112,581 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Baurdoux Shares";

          t. Cannon fourteen thousand five hundred (14,500) shares in the Company's capital stock, numbered
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                        CARON & STEVENS/BAKER & MCKENZIE

[NOTARY STAMP]
                                                                              10


                    6,112,582 up to and including 6,127,081 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "Cannon Shares";

               u. De Venuto twenty-five thousand (25,000) shares in the Company's capital stock, numbered 6,127,082 up to and including 6,152,081 with a par value of four Netherlands cents (NLG 0,04) each, hereinafter referred to as the "De Venuto Shares";

               all these shares to be issued at an issue price of seven Netherlands Guilders (NLG 7.--) per share, provided that payment is made in cash.

          B. to exclude the pre-emptive rights with respect to the issue referred to above;

          C. to approve that the Company grants a right to purchase the following shares to be newly issued;

               a. twenty-four thousand six hundred and eighty-five (24,685) shares to GPE III LP, hereinafter referred to as the "GPE III LP Option";

               b. eleven thousand five hundred and thirty-three (11,533) shares to GPE III-A LP, hereinafter referred to as the "GPE III-A LP Option";

               c. five hundred and eighty-one (581) shares to GPE III-B LP, hereinafter referred to as the "GPE III-B LP Option";

               d.   one hundred and fourteen (114) shares to Advent Partners
                    (NA) GPE III LP, hereinafter referred to as the "Advent Partners (NA) GPE III LP Option";

               e. three hundred and eighty-one (381) shares to Advent Partners GPE III LP, hereinafter referred to as the "Advent Partners GPE III LP Option";

               f. seven thousand six hundred and ninety-five (7,695) shares to GPE III-C LP, hereinafter

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                        CARON & STEVENS/BAKER & MCKENZIE

                                                                              11
[NOTARY STAMP]

               referred to as the "GPE III-C LP Option";

          g. three thousand eight hundred and forty-seven (3,847) shares to Advent PGGM Global LP, hereinafter referred to as the "Advent PGGM Global LP Option";

          h. two thousand one hundred and thirty-three (2,133) shares to Oakstone Ventures LP, hereinafter referred to as the "Oakstone Ventures LP Option";

          i. two hundred and nine (209) shares to Advent Partners LP, hereinafter referred to as the "Advent Partners LP Option";

          j. four thousand two hundred and eighty-five (4,285) shares to Kortenhorst, hereinafter referred to as the "Kortenhorst Option";

          k. one thousand three hundred and forty-four (1,344) shares to Van der Laan, hereinafter referred to as the "Van der Laan Option";

          l. one thousand one hundred and fourteen (1,114) shares to Dekker, hereinafter referred to as the "Dekker Option";

          m. two thousand eight hundred and fifty-seven (2,857) shares to Sarda, hereinafter referred to as the "Sarda Option";

          n. one hundred and fifteen (115) shares to Robinson, hereinafter referred to as the "Robinson Option";

          o. one hundred and fifteen (115) shares to Mrs. Robinson, hereinafter referred to as the "Mrs. Robinson Option";

          p. three thousand five hundred and seventy-one (3,571) shares to Nandy Sarda, hereinafter referred to as the "Nandy Sarda Option";

          q. one thousand (1,000) shares to Kortenhorst Vetter Family Trust, hereinafter referred to as the "Kortenhorst, Vetter Family Trust Option";
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                        CARON & STEVENS/BAKER & MCKENZIE

                                                                              12

[NOTARY STAMP]


          r. two thousand seven hundred and fourteen (2,714) shares to Four Seasons, hereinafter referred to as the "Four Seasons Option";

          s. three hundred and three (303) shares to Baurdoux, hereinafter referred to as the "Baurdoux Option";

          t. two thousand and seventy-one (2,071) shares to Cannon, hereinafter referred to as the "Cannon Option";

          u. three thousand five hundred and seventy-one (3,571) shares to De Venuto, hereinafter referred to as the "De Venuto Option".

          the options hereinafter jointly as well as separately referred to as the "Optioned Shares" in the Company's capital stock at an issue price of seven Netherlands guilders (NLG 7.--) per share, hereinafter referred to as the "Option".

     D. to exclude the pre-emptive rights with respect to the issue of shares as a result of the options granted under C. above.

SHARE ISSUE:

1. Pursuant to the shareholder's resolution to issue shares as referred to above, the Company hereby issues:

     a. the GPE III LP Shares to GPE III LP on condition that GPE III LP satisfies the ensuing payment obligation;

     b. the GPE III-A LP Shares to GPE III-A LP on condition that GPE III-A LP satisfies the ensuing payment obligation;

     c. the GPE III-B LP Shares to GPE III-B LP on condition that GPE III-B LP satisfies the ensuing payment obligation;

     d. the Advent Partners (NA) GPE III LP Shares to Advent Partners (NA) GPE III LP on condition that Advent Partners (NA) GPE III LP satisfies the ensuing payment obligation;

                        CARON & STEVENS/BAKER & McKENZIE

[NOTARY STAMP]                                                              13

e. the Advent Partners GPE III LP Shares to Advent Partners GPE III LP on condition that Advent Partners GPE III LP satisfies the ensuing payment obligation;


f. the GPE III-C LP Shares to GPE III-C LP on condition that GPE III-C LP satisfies the ensuing payment obligation;

g. the Advent PGGM Global LP Shares to Advent PGGM Global LP on condition that Advent PGGM Global LP satisfies the ensuing payment obligation;

h. the Oakstone Ventures LP Shares to Oakstone Ventures LP on condition that Oakstone Ventures LP satisfies the ensuing payment obligation;

i. the Advent Partners LP Shares to Advent Partners LP on condition that Advent Partners LP satisfies the ensuing payment obligation;

j. the Kortenhorst Shares to Kortenhorst on condition that Kortenhorst satisfies the ensuing payment obligation;

k. the Van der Laan Shares to Van der Laan on condition that Van der Laan satisfies the ensuing payment obligation;

l. the Dekker Shares to Dekker on condition that Dekker satisfies the ensuing payment obligation;

m. the Sarda Shares to Sarda on condition that Sarda satisfies the ensuing payment obligation;

n. the Robinson Shares to Robinson on condition that Robinson satisfies the ensuing payment obligation;

o. the Mrs Robinson Shares to Mrs Robinson on condition that Mrs Robinson satisfies the ensuing payment obligation;

p. the Nandy Sarda Shares to Nandy Sarda on condition that Nandy Sarda satisfies the ensuing payment obligation;

q. the Kortenhorst Vetter Family Trust Shares to Kortenhorst Vetter Family Trust on condition that
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                        CARON & STEVENS/BAKER & MCKENZIE

[NOTARY STAMP]                                                               14

                  Kortenhorst Vetter Family Trust satisfies the ensuing payment obligation;

               r. the Four Seasons Shares to Four Seasons on condition that
                  Four Seasons satisfies the ensuing payment obligation;

               s. the Baurdoux Shares to Baurdoux on condition that Baurdoux satisfies the ensuing payment obligation;

               t. the Cannon Shares to Cannon on condition that Cannon satisfies the ensuing payment obligation;

               u. the De Venuto Shares to De Venuto on condition that De Venuto satisfies the ensuing payment obligation.

          2. Acquirer accepts the shares specified in paragraph 1 subject to the condition specified therein.

          3. The Company has received payment for the shares specified in paragraph 1 and herewith discharges Acquirer of its payment obligation.

          4. The costs associated with this deed shall be paid by the Company.

          5. The Company shall cause the notes required for the share issue to be entered into the shareholders' register.

          Granting of option:

          Pursuant to the shareholders' resolution to grant the Option as referred to above, the Company hereby grants under the terms and conditions as set out in a schedule attached to this deed to:

               a. GPE III LP the GPE III LP Option, who accepts the GPE III LP
                  Option;

               b. GPE III-A LP the GPE III-A LP Option, who accepts the GPE
                  III-A LP Option;

               c. GPE III-B LP the GPE III-B LP Option, who accepts the GPE
                  III-B LP Option;

               d. Advent Partners (NA) GPE III LP the Advent Partners (NA) GPE
                  III LP Option, who accepts the Advent Partners (NA) GPE III LP Option;

               e. Advent Partners GPE III LP the Advent Partners GPE
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                        CARON & STEVENS/BAKER & MCKENZIE

                                                                              15
[NOTARY STAMP]

          III LP Option, who accepts the Advent Partners GPE III LP Option;

f.        GPE III-C LP the GPE III-C LP Option, who accepts the GPE III-C LP
          Option;

g. Advent PGGM Global LP the Advent PGGM Global LP Option, who accepts the Advent PGGM Global LP Option;

h. Oakstone Ventures LP the Oakstone Ventures LP Option, who accepts the Oakstone Ventures LP Option;

i. Advent Partners LP the Advent Partners LP Option, who accepts the Advent Partners LP Option;

j.        Kortenhorst the Kortenhorst Option, who accepts the Kortenhorst
          Option;

k.        Van der Laan the Van der Laan Option, who accepts the Van der Laan
          Option;

l.        Dekker the Dekker Option, who accepts the Dekker Option;

m.        Sarda the Sarda Option, who accepts the Sarda Option;

n.        Robinson the Robinson Option, who accepts the Robinson Option;

o.        Mrs Robinson the Mrs Robinson Option, who accepts the Mrs Robinson
          Option;

p.        Nandy Sarda the Nandy Sarda Option, who accepts the Nandy Sarda
          Option;

q. Kortenhorst Vetter Family Trust the Kortenhorst Vetter Family Trust Option, who accepts the Kortenhorst Vetter Family Trust Option;

r.        Four Seasons the Four Seasons Option, who accepts the Four Seasons
          Option;

s.        Baurdoux the Baurdoux Option, who accepts the Baurdoux Option;

t.        Cannon the Cannon Option, who accepts the Cannon Option;

u.        De Venuto the De Venuto Option, who accepts the De Venuto Option.

                        CARON & STEVENS/BAKER & MCKENZIE

[NOTARY SEAL]                                                                 16

The deponent was known to me, a civil-law notary. WITNESSED THIS DEED, the original of which was drawn up and executed in Amsterdam at the date first noted above. After the purport of this deed was explained to the deponent, she declared that she had taken note of its contents and waived a full reading thereof. After a limited reading, this deed was subsequently signed by the deponent and me, a civil-law notary.

(Signed: C.M.J. Tielemans; P.G. van Druten.)
 FOR TRUE COPY

[NOTARY STAMP]                                         /s/JULES T. KORTENHORST
                                                       -----------------------

                          TERMS AND CONDITIONS OPTIONS

1. The Option is subject to the condition precedent that the Acquirer immediately following the issuance of the Optioned Shares transfers the Optioned Shares to the Stichting for administration.

2. The Option is subject to the condition precedent that the Acquirer prior to the exercising the Option shall have executed and delivered a deed of adherence whereby the Acquirer covenants with and undertakes to each of the Stichting, the Company and all depository receipt holders in the capital of the Company, with effect from the Acquirer being registered as a depository receipt holder of the Company, to be bound and to adhere to the terms of conditions of the depository receipt holders' agreement regarding Cordena Call Management B.V. dated November 14, 1997, as if the Acquirer had been an original party to the that agreement.

3. The Option may not be transferred in any manner otherwise than by will or by the laws of descent and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assignees of the Optionee.

4.   The Option may not be pledged or charged in any way.

5. The Option may be exercised, immediately in whole or in part, until five years after the date hereof.

6. The Acquirer shall have no right to compensation for any loss resulting from the expiration, cancellation or forfeiture of the Option without having been exercised in full.

 7. The Option shall be exercised by written notice which shall state the election to exercise the Option, the number of shares in respect of which the Option is exercised, and such other representations and agreements as to the Optionee's investment intent with respect to such shares as may be required by the Company. The Option shall be deemed to have been exercised upon receipt by the Stichting of such written notice.

 8. Within one month for the notification referred to in the previous paragraph, the shares shall be issued to the Acquirer, against immediate payment of the purchase price, by money transfer into such account as designated by the Stichting.

 9. Exercising the Option does not entitle the Acquirer to any dividend or payments distributed on the shares before the Option was exercised.

10.  The Company shall inform the Acquirer of:
     an application for listing of the shares at the Amsterdam Stock Exchange or a stock exchange recognised by the Amsterdam Stock Exchange, such as Nasdaq, Easdaq and the New York Stock Exchange:
     an intended purchase by a third party of a majority of the shares in the capital of the Company:
     any intention to merge the Company with another company.

11. The Company may require the Acquirer to sell and transfer the Option to the Stichting:

     a.   if the Company is subject to a merger:

     b. a third party intends to buy a majority of the shares in the Company's capital stock; or

     c. if an application for listing of a substantial part of the shares in the Company's capital stock at a Stock Exchange recognised by the Amsterdam Stock Exchange is made.

     The purchase price for the Option so sold and transferred shall be determined by the external accountant of the Company on the basis of principles set forth by the General Meeting of Shareholders of the Company.

12. If the Optioned Shares change due to merger, reorganisation, or change in the Company's capitalisation, stock dividend, stock split, exchange of shares, combination of shares or any other event changing the value of the Option, the Option shall be adjusted according to the trading rules of the Amsterdam Stock Exchange AEX.